CONFORMED COPY



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                                              FORM T-1

                                 SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C.  20549

                                      STATEMENT OF ELIGIBILITY
                             UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                              CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                CHECK IF AN APPLICATION TO DETERMINE
                                ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                  SECTION 305(b)(2)           |__|

                                          ----------------

                                        THE BANK OF NEW YORK
                        (Exact name of trustee as specified in its charter)


         New York                                            13-5160382
         (State of incorporation                             (I.R.S. employer
         if not a U.S. national bank)                        identification no.)

         48 Wall Street, New York, N.Y.                      10286
         (Address of principal executive offices)            (Zip code)

                                          ----------------


                                  CALIFORNIA ENERGY COMPANY, INC.
                        (Exact name of obligor as specified in its charter)


         Delaware                                            94-2213782
         (State or other jurisdiction of                     (I.R.S. employer
         incorporation or organization)                      identification no.)


         302 South 36th Street, Suite 400
         Omaha, Nebraska                                        68131
         (Address of principal executive offices)               (Zip code)

                                          ________________

                          % Limited Recourse Senior Secured Notes Due 2003
                                (Title of the indenture securities)


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         1.   General information.  Furnish the following information as to the
Trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
                           Name                                        Address
- --------------------------------------------------------------------------------
              Superintendent of Banks of the State of      2 Rector Street, New York,
              New York                                     N.Y.  10006, and Albany, N.Y.
                                                           12203

              Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                           N.Y.  10045

              Federal Deposit Insurance Corporation        Washington, D.C.  20429

              New York Clearing House Association          New York, New York

              (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

         2.   Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.  (See Note on page 3.)

        16.   List of Exhibits.

              Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

              1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

              4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

              6. The consent of the Trustee required by Section 321(b) of the Act.
(Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

              7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                                NOTE


              Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

              Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                             SIGNATURE


              Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of June, 1995.


                                            THE BANK OF NEW YORK


                                            By:    /S/ MARY LAGUMINA
                                                -------------------------------
                                                Name:  MARY LAGUMINA
                                                Title: ASSISTANT VICE PRESIDENT

                               EXHIBIT 7
- --------------------------------------------------------------------
                     Consolidated Report of Condition of
                         THE BANK OF NEW YORK
                   of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries
a member of the Federal Reserve System, at the close of business March 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                   DOLLAR AMOUNTS
ASSETS                                              IN THOUSANDS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and
      currency and coin ...........................     $ 3,575,856
    Interest-bearing balances......................         747,540
Securities:
    Held-to-maturity securities ...................       1,283,688
    Available-for-sale securities .................       1,615,292
Federal funds sold in domestic offices
      of the bank .................................       5,577,896
Loans and lease financing receivables:
    Loans and leases, net of unearned
      income ........................... 24,763,265
    LESS: Allowance for loan and
      lease losses ........................ 532,411
    LESS: Allocated transfer risk reserve .. 28,558
    Loans and leases, net of unearned income,
      allowance and reserve .......................      24,202,296
Assets held in trading accounts ...................       1,502,750
Premises and fixed assets (including
    capitalized leases) ...........................         618,958
Other real estate owned ...........................          47,755
Investments in unconsolidated subsidiaries
    and associated companies ......................         184,149
Customers' liability to this bank on acceptances
    outstanding ...................................       1,018,696
Intangible assets .................................         101,149
Other assets ......................................       1,227,291
                                                       ------------
Total assets ......................................     $41,703,316
                                                       ============
LIABILITIES
Deposits:
    In domestic offices ...........................     $18,543,633
    Noninterest-bearing ..................6,949,896
    Interest-bearing ....................11,593,737
    In foreign offices, Edge and
    Agreement subsidiaries, and IBFs ..............      11,303,075
    Noninterest-bearing .....................65,927
    Interest-bearing ....................11,237,148
Federal funds purchased and securities sold under
    agreements to repurchase in domestic offices
    of the bank and of its Edge and Agreement
    subsidiaries, and in IBFs:
    Federal funds purchased .......................       1,327,537
    Securities sold under agreements to
      repurchase ..................................          37,400
Demand notes issued to the U.S. Treasury ..........          97,827
Trading liabilities ...............................       1,349,293
Other borrowed money:
    With original maturity of one year or less ....       2,027,148
    With original maturity of more than one year ..         313,877
Bank's liability on acceptances executed
    and outstanding ...............................       1,018,848
Subordinated notes and debentures .................       1,056,320
Other liabilities .................................       1,435,093
                                                        -----------
Total liabilities .................................      38,510,051
                                                        ===========
EQUITY CAPITAL
Common stock ......................................         942,284
Surplus ...........................................         525,666
Undivided profits and capital reserves ............       1,753,592
Net unrealized holding gains (losses) on
    available-for-sale securities .................         (22,501)
Cumulative foreign currency translation
     adjustments ..................................          (5,776)
                                                        -----------
Total equity capital ..............................       3,193,265
                                                        -----------
Total liabilities and equity capital ..............     $41,703,316
                                                        ===========

    I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                   Robert E. Keilman





    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

    J. Carter Bacot
    Thomas A. Renyi    }                 Directors
    Alan R. Griffith